SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   June 10, 2003

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer ID. Number

1-14514	Consolidated Edison, Inc. 4 Irving Place, New York, New York 10003 (212) 460-4600	New York	13-3965100

1-1217	Consolidated Edison Company of New York, Inc. 4 Irving Place, New York, New York 10003 (212) 460-4600	New York	13-5009340

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 9.                  REGULATION FD DISCLOSURE

The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

	By:	/s/	Robert P. Stelben
Robert P. Stelben
Vice President and Treasurer

DATE: June 9, 2003

Index to Exhibits

Exhibit	Description

99	Deutsche Bank Presentation – June 10, 2003